UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 11, 2008 (December 4, 2008)
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On December 4, 2008, the State of Michigan Department of Management and Budget notified America Service Group Inc.’s operating subsidiary, Prison Health Services, Inc. (“PHS”) of its recommendation to award to PHS a contract to provide prisoner health care services for the State of Michigan Department of Corrections. The actual award and execution of the contract for such services is subject to management and State Administrative Board (the “Board”) approval and a protest period for which protests must be submitted not later than 5:00 p.m. on December 18, 2008. Until approval has been granted by the Board, the award remains unofficial.
     The notice indicated that the initial three-year state-wide contract covering approximately 49,000 prisoners under the care of the State of Michigan Department of Corrections is anticipated to generate revenues of approximately $325.6 million over the three year term of the agreement. The anticipated contract between the State of Michigan Department of Corrections and PHS remains subject to execution of final contract documents and the requisite approvals noted above.
Forward-Looking Statements
     This Current Report on Form 8-K contains “forward-looking” statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this Current Report on Form 8-K that are not historical facts, including statements about the Company’s or management’s beliefs and expectations, constitute forward-looking statements and may be indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “should,” “will,” “believes” or “intends” and similar words and phrases. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the Company’s ability to obtain the necessary approvals and to negotiate a final contract with the State of Michigan.
     A discussion of important factors and assumptions regarding certain statements and risks involved in an investment in the Company is contained in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report. The Company assumes no obligations to update or revise them or provide reasons why actual results may differ.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: December 11, 2008	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer